UNITED STATES SECURITIES AND EXCHANGE COMMISSION, Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): January 16, 2008
U.S. PRECIOUS METALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-50703	14-1839426
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

950 Celebration Boulevard Celebration, FL	34747
(Address of principal executive offices)	(Zip Code)

Registrants’ telephone number: (407) 566-9689

N/A (Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[     ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR  230.425)

[     ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR  240.14a-12)

[     ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

         (17 CFR   240.14d-2(b))

[     ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange  Act

        (17 CFR  240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement.

On January 16, 2008, the Registrant (“USPR”), through its wholly owned Mexican subsidiary, U.S. Precious Metals De Mexico, S.A. DE C.V., entered into a contract to retain the services of Micro Tuneles Y Suministros Del Occidente, S.A, De C.V. (“MTSO”), a drilling contractor in the State of Michoacan, Mexico. The drilling campaign will be conducted on the Registrant’s Solidaridad property, also referred to as La Sabila, in southern Michoacan, Mexico, under the direction of USPR’s President David Burney. The contract calls for charges of $120 (US) per linear meter, and varying costs for equipment transportation, rental, and waiting time. USPR guaranteed a minimum drilling requirement of 1,000 linear meters and a deposit of $ 50,000.00 USD ($ 20,000.00 USD for transportation of the equipment to the site and site preparation and $ 30,000.00 USD when the equipment is delivered to the site).  USPR has paid the $20,000 deposit.

A copy of the executed contract (in Spanish) with an English translation of same is attached hereto as Exhibit 10.1 and incorporated by reference hereto.

Item 8.01

Other Events.

Press Release

On January 17, 2008, the USPR issued a press release announcing that it had entered into the above described drilling contract. A copy of the press release is attached hereto as Exhibit 99.1

Item 9.01

 Exhibits.

Exhibit 10.1

A copy of the January 16, 2008, executed drilling contract between

MTSO and USPR’s wholly owned subsidiary (in Spanish) and its unsigned English translation.

Exhibit 99.1

January 17, 2008, Press Release announcing execution of the January 16,

2008, drilling contract.

SIGNATURES.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

U. S. Precious Metals, Inc.

Date: January 23, 2008	By: /s/ Jack Wagenti
Jack Wagenti
Chief Executive Officer and Chairman of the Board of Directors

Exhibit 10.1

An executed copy of the January 16,2008, Drilling Contract

(in Spanish) along with an unsigned English translation.

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MICRO TUNELES Y SUMINISTROS DEL OCCIDENTE, S.A. DE C.V.
PERFORACIÓN VERTICAL, HORIZONTAL DIRIGIDA, INSTALACIONES SUBTERRÁNEAS Y SUMINISTROS.

16 de Enero del 2008

AGRADECIENDO EL INTERÉS POR NUESTROS SERVICIOS LE PRESENTAMOS LA COTIZACIÓN CORRESPONDIENTE

COTIZACIÓN DE SERVICIOS DE PERFORACIÓN A DIAMANTE EN EL PROYECTO LA SABILA

AT'N ING. JOSE, PRESIDENTE DE US PRECIOUS METALS DE MEXICO

PROYECTO: LA SABILA
VOLUMEN: 3750.00 M.L.
DIÁMETRO: N/Q y/o BQ

1. LOS PRECIOS QUE EL CONTRATISTA OBRARA POR SUS SERVICIOS SERAN:

a) TRASLADOS DEL EQUIPO Y DE PERSONAL AL ÁREA DE TRABAJO $ 3,000.00 USD/EQUIPO
b) $ 3,000.00 USD / EQUIPO PARA SU RETIRO
c) COSTO POR METRO

METROS LINEALES	DIÁMETRO	PRECIO $ USD
0.00 – 300.00	NQ y/o BQ	$ 120.00

d) ADEMADO BW - $ 68.00 USD M.L.
e) TIEMPO DE ESPERA - $ 65.00 USD / HORA
e.1) FALTA DE MARCAJE DE BARRENOS
e.2) FALTA DE PERMISOS
e.3) FALTA DE CAMINOS
e.4) FALTA DE AGUA PARA BARRENACIÓN.

f) INSTALACIÓN DE EQUIPO, LÍNEAS DE AGUA, CAMBIOS DE PLANILLA Y BARRENOS, - $ 70.00 USD / HORA
g) COMPENSARON POR TUBERÍA Y HERRAMIENTAS DE PERFORACIÓN QUE SE LLEGUEN A QUEDAR EN LOS BARRENOS SERÁ:

Priv. Margarita 812 Col. Jardinadas Zamora, Mich. Tel/Fax: 01 (351) 5120311
Cel: 045 (33) 11418278 E-mail: [illegible] ó [illegible]@hotmail.com

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MTSO

MICRO TUNELES Y SUMINISTROS DEL OCCIDENTE, S.A. DE C.V.
PERFORACIÓN VERTICAL, HORIZONTAL DIRIGIDA, INSTALACIONES SUBTERRÁNEAS Y SUMINISTROS.

ADEME NW	$ 215.00 USD / PZA.
TUBERÍA BQ	$ 170.00 USD / PZA.
TUBERÍA NQ	$ 180.00 USD / PZA.
BARRIL BQ	$ 2,050.00 USD / PZA.
BARRIL NQ	$ 2,600.00 USD / PZA.

LOS PRECIOS SERÁN PRORRATEADOS DE ACUERDO AL DESGASTE QUE SE TENGA.

h) RENTA DE BOMBA ALTA PRESIÓN - $ 5,000.00 USD / UNIDAD / MES.
i) RENTA DE FLEXO RD9 ALTA PRESIÓN – 0.50 USD M.L. / MES.
j) COSTO POR CUBETA DE ADITIVO DE 19 LTS - $ 170.00 USD
k) COSTO POR CAJA PARA NÚCLEO $ 7.00 USD / CAJA

2. EL CONTRATANTE PROPORCIONARA:

2.1.) FUENTE DE AGUA PARA Barrenación Y ACARREO DE SER NECESARIO.
2.2.) CAMINOS DE ACCESO.
2.3.) PLANILLAS DE PERFORACIÓN.
2.4.) TRACTOR y/o EQUIVALENTE PARA ARRASTRE DE EQUIPO DE PERFORACIÓN.
2.5.) PERMISOS DE ACCESO AL PROYECTO.
2.6.) MARCAJES DE BARRENO.

3. EL CONTRATISTA SE COMPROMETE A:

3.1.) ENTREGAR UNA RECUPERACIÓN MÍNIMA DEL 80 % EN PROMEDIO, SIN EMBARGO SE HARÁ EL MEJOR ESFUERZO PARA OBTENER UNA RECUPERACIÓN DEL 100 % EN LAS ZONAS DE INTERÉS.
3.2.) INICIAR LOS TRABAJOS 10 DÍAS HÁBILES DESPUÉS DE RECIBIR UN ANTICIPO DEL 30% EL CUAL SE DESCONTARA EN LA MISMA PROPORCIÓN EN CADA FACTURA.
3.3.) INICIAR A TRABAJAR CON UN TURNO DE 10 HRS DIARIAS Y UNA VEZ QUE SE ESTABILICEN LOS SUMINISTROS SE TRABAJARAN DON TURNOS.
3.4.) TENER TRANSPORTE ADECUADO PARA SU PERSONAL.
3.5.) LAS BROCAS DE DIAMANTE SERÁN PROPORCIONADAS POR EL CONTRATISTA.
3.6.) ENTREGAR UN REPORTE DIARIO AL FINAL DE CADA TURNO.
3.7.) A MANEJAR DE MANERA CONFIDENCIAL LA INFORMACIÓN QUE AHÍ SE GENERA.

Priv. Margarita #12 Col. Jardinadas Zamora, Mich. Tel/Fax: 01 (351) 5120311
Cel: 045 (33) 11410278 E-mail: [illegible]@prodigy.net.mx ó [illegible]@hotmail.com

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MTSO

MICRO TUNELES Y SUMINISTROS DEL OCCIDENTE, S.A. DE C.V.
PERFORACIÓN VERTICAL, HORIZONTAL DIRIGIDA, INSTALACIONES SUBTERRÁNEAS Y SUMINISTROS.

4. FORMA DE PAGO:

EL CONTRATISTA PRESENTARA UNA FACTURA CADA 15 DÍAS DE ACUERDO AL AVANCE QUE SE TENGA, TENIENDO EL CONTRATANTE 10 DÍAS PARA SU LIQUIDACIÓN, LAS FACTURAS SE PRESENTARAN EN DÓLARES AMERICANOS Y SE LIQUIDARAN EN MONEDA NACIONAL; DE ACUERDO AL TIPO DE CAMBIO DEL DIARIO OFICIAL DE LA FEDERACIÓN QUE PUBLICA EL BANCO DE MÉXICO, EL DÍA DE SU PAGO.

4.1.) EL MÍNIMO A BARRENAR A QUE SE DEBE COMPROMETER LA CONTRATANTE SERÁ DE 1,000.00 M.L. PARA LO CUAL SE SOLICITA UN DEPOSITO EN GARANTÍA DE $ 50,000.00 DÓLARES ($ 20,000.00 DÓLARES PARA LLEVAR EL EQUIPO A OBRA Y PREPARARLO Y $ 30,000.00 DÓLARES UNA VEZ QUE ESTE EL EQUIPO EN LA OBRA)

TODOS LOS PRECIOS AQUÍ MENCIONADOS SON EN DÓLARES AMERICANOS MAS I.V.A.

NOTA: EN CUANTO A LOS BARRENOS DE 700.00 M.L. DE PROFUNDIDAD QUE SE COMENTO CON EL ING. JORGE TORRES SI SE PUEDEN EJECUTAR, NADA MAS QUE POR EL MOMENTO EL EQUIPO PARA ESE ALCANCE LO TENEMOS OCUPADO PERO SI SE LLEGARA A SOLICITAR ESTE TRABAJO YA VERÍAMOS LA FORMA DE PROPORCIONAL DICHO EQUIPO.

ATTE.

ING. MARIO RIVAS LUGO
GERENTE GENERAL

US PRECIOUS METALS INC.

JOSE GARCIA VICE PRESIDENTE

Priv. Margarita #12 Col. Jardinadas Zamora, Mich. Tel/Fax: 01 (351) 5120311
Cel: 045 (33) 11410278 E-mail: [illegible] ó [illegible]

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ENGLISH TRANSLATION

January 16th., 2008

We want to thank your interest in our services and we present to you the following quotation:

Quotation for Diamond Perforation in “The Sabila” Project.

At’n: Eng. José, President of US Precious Metals de México

Project:

La Sabila

Volume:

3750.00 M.L. (Lineal Meters)

Diameter:

N/Q y/o BQ

The Prices that the Company

request for its services will be:

a)

Transportation of equipment and personal to the working area.      $3,000.00 USD/Equipment

b)

$3,000.00 USD/Equipment for the site of departure

c)

Cost per Meter

Lineal meters

Diameter

Cost USD

0.00 – 300.00

NQ y/o BQ

$ 120.00

d)

Piece of Metal (Ademado BW)

-

$ 68.00 USD M.L.

e)  Waiting Time                                                   $ 65.00 USD/HOUR

e1) fault of stamp drills

e2) fault of licenses

e3) fault of roads

e4) fault of water for the drill

f) Installation of the equipment, lines of water,

    changes of drills and                                             $ 70.00 USD/HOUR

g) Compensation for the waste tubes and tools that we lost in the drills are

ADEME NW

$ 215.00 USD/PIECE

TUBE BQ

$ 170.00 USD/PIECE

TUBE NQ

$ 180.00 USD/PIECE

BARREL

$ 2,050.00 USD/PIECE

BARREL

$ 2,600.00 USD/PIECE

The prices will be average according of the use (erosion).

h) Rent of the high pressure pump - $ 5,000.00 USD/UNIT/MONTH

i) Rent of Flexo RD9 high press ion – 0.50 USD M.L. / MONTH

j) Cost for the additive 19 lts.             $ 170.00 USD.

k) Cost of the nucleus box                     $ 7.00 USD/BOX

THE CUSTOMER PROVIDES:

a.1

Fountain of Water for drills and the transportation in case of necessity

a.2

Roads to access.

a.3

Perforation (plainly)

a.4

Tractor or the equivalent for the movement of the equipment of perforation

a.5

Licenses to Access to the Project

a.6

Marks of the drills

THE COMPANY COMPROMISING TO:

a.1

Deliver a minimum recuperation of 80% in average, and the company will do its best efforts to obtain the 100% of recuperation in the zones of interest.

a.2

Start the Works 10 labor days after receiving the down payment of 30% that will be discounted in the same proportion in each invoice.

a.3

The working time will be 10 hours daily and when we stabilize all the necessities we are going to work two rotations.

a.4

Have adequate transportation for the personnel.

a.5

The diamond brocks (brocas)  will be supply for the customer

a.6

Deliver a daily report at the end of each working time

a.7

Handle in a confidential way the information of the project.

Payments

The company give the customer the invoice each 15 days according with the advance that the project has, have the customer 10 days to proceed with the payment, the invoices appears in USD and will be pay in Mexican Money, according to the type of change that appears in the Official Newspaper of the Federation that publish the Mexican Bank the day of the payment.

The minimum to drill that the supplier compromise will be $ 1,000.00 ML. for this we ask for a guaranty deposit of $ 50,000.00 USD. ($ 20,000.00 USD to transport the equipment to the site and the preparation and $ 30,000.00 USD once the equipment arrive to the site.

All the prices that appear in this quotation are in American Dollars plus Taxes.

Note:  In relation with the 700.00 ML drills of deepness that we commented with Eng. Jorge Torres, they can be executed, but for the moment the equipment for such purposes is occupied but if it is necessary we will see the way we can supply such equipment.

ING. MARIO RIVAS LUGO

GENERAL MANGER

EXHIBIT 99.1

January 17, 2008, Press Release

U.S. Precious Metals to Proceed with Mexican Drilling Program

BUSINESS WIRE

Posted: 2008-01-17 08:03:27

CELEBRATION, Fla.--(BUSINESS WIRE)----U.S. Precious Metals, Inc. (OTCBB:USPR) announced today that it has signed a contract with MTSO, a well known drilling contractor in the State of Michoacan, Mexico and is expediting plans to proceed with the drilling campaign announced in its corrected release of March 27, 2007. The drilling campaign will be conducted on the Solidaridad property, also referred to as La Sabila, in southern Michoacan, Mexico, under the direction of President David Burney. Mr. Burney stated that "our objective is to fill in gaps in the oxide ore record and explore for a sulfide ore body at depths below 200 meters, the maximum hole depths drilled in the previous drilling campaign. We are optimistic that the results will confirm this".

USPR Director Brian Russell said today, "we should proceed with the drilling program as soon as feasible since without further exploration and determination of the full extent of the resources available, a future exploitation cannot be planned." Mr. Russell went on to say, "If the results of the drilling are as expected or better, it seems a commencement of mining could be possible in early 2009.

According to the Company, three zones of mineralization have been identified, the North zone, the Main zone and Cuendeo. Previous exploration efforts were concentrated within these 3 zones, which occur along an IP anomaly 3 kilometers in length and 500 meters in width. This represents less than 8% of the concession block owned by USPR, which comprises a total of 37,316 acres of land. This leaves a large portion of the strike length and surrounding area open for continued exploration drilling. There is good reason to believe that further mineralized material will be discovered in the areas not yet explored.

In the previous drilling program, comprising 11 reverse-circulation drill holes totaling 1780 meters, a 2 meter drill intercept of 25.1 g/t (0.81oz/t) gold and a second intercept of 2 meters of 35.4 g/t (1.14oz/t) gold in drill hole SD97-1 were encountered. Drill hole number SD97-3 intercepted a 2 m run of 41.4 g/t (1.33oz/t) gold.

USPR drilling is focused on defining the parameters of the existing mineralized zones and establishing a mineable block of ore, in preparation for mineral extraction and processing in a proposed pilot plant.

US Precious Metals, Inc. is a gold exploration company operating in Mexico through its wholly owned Mexican subsidiary. U.S. Precious Metals de Mexico. US Precious Metal's common stock is quoted on the OTC Bulletin Board under the symbol "USPR."

Statements contained herein that are not based upon current or historical fact are forward-looking in nature. Such forward-looking statements reflect the Company's expectations about its future operating results, performance and opportunities that involve substantial risks and uncertainties. When used herein, the words "anticipate," "believe," "estimate," "plan," "intend" and "expect" and similar expressions, as they relate to Timberline Resources Corporation, or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information currently available to the Company and are subject to a number of risks, uncertainties, and other factors that could cause the Company's actual results, performance, prospects, and opportunities to differ materially from those expressed in, or implied by, these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, such factors, including risk factors, discussed in the Company's Registration Statement on Form SB-2, as amended, and its Annual Report on Form 10-KSB, as amended, for the year ended May 31, 2006. Except as required by the Federal Securities law, the Company does not undertake any obligation to release publicly any revisions to any forward-looking statements to reflect.

U.S. Precious Metals, Inc,. Jack Wagenti, 407-566-9689, Chairman of the Board, www.usprgold.com

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